Debt	11 Months Ended
Feb. 02, 2013
Debt Disclosure [Abstract]
Debt
Debt

Short-Term Debt

Short-term debt consisted of the following ($ in millions):

	February 2, 2013		March 3, 2012
	Principal Balance	Interest Rate	Principal Balance	Interest Rate
U.S. revolving credit facility – 364-day	$—	—%	$—	—%
U.S. revolving credit facility – 5-year	—	—%	—	—%
Europe revolving credit facility(1)	596	2.0%	480	2.4%
Canada revolving demand facility	—	—%	—	—%
China revolving demand facilities	—	—%	—	—%
Total short-term debt	$596		$480

(1)
Short-term debt associated with the Europe revolving credit facility is related to our Best Buy Europe operations. We have entered into an agreement to sell our 50% ownership interest in Best Buy Europe, as described in Note 4, Discontinued Operations.

	11-Month	12-Month
Fiscal Year	2013	2012
Maximum month-end amount outstanding during the year	$596	$480
Average amount outstanding during the year	$477	$337
Weighted-average interest rate at year-end	2.0%	2.4%

U.S. Revolving Credit Facilities

On August 31, 2012, Best Buy Co., Inc. entered into a $1.0 billion 364-day senior unsecured revolving credit facility agreement (the "364-Day Facility Agreement") with JPMorgan Chase Bank, N.A. ("JPMorgan"), as administrative agent, and a syndicate of banks. The 364-Day Facility Agreement replaced the previously existing $1.0 billion 364-day senior unsecured revolving credit facility with a syndicate of banks, including JPMorgan acting as administrative agent, which was originally scheduled to expire in October 2012. In October 2011, Best Buy Co., Inc. entered into a $1.5 billion five-year unsecured revolving credit facility agreement (the "Five-Year Facility Agreement and, collectively with the 364-Day Facility Agreement, the "Agreements") with JPMorgan, as administrative agent, and a syndicate of banks. At February 2, 2013, there were no borrowings outstanding and $2.5 billion was available under the Agreements.
The Agreements permit borrowings of up to $2.5 billion (which may be increased to up to $3.0 billion at our option under certain circumstances) and a $300 million letter of credit sublimit. The 364-Day Facility Agreement and the Five-Year Facility Agreement terminate in August 2013 (subject to a one-year term-out option) and October 2016, respectively.

The interest rates under the Agreements are variable and are determined at our option as: (i) the sum of (a) the greatest of JPMorgan's prime rate, the federal funds rate plus 0.5%, or the one-month London Interbank Offered Rate (“LIBOR”) plus 1%, and (b) a margin (the “ABR Margin”); or (ii) the LIBOR plus a margin (the “LIBOR Margin”). In addition, a facility fee is assessed on the commitment amount. The ABR Margin, LIBOR Margin and the facility fee are based upon our long-term credit ratings. Under the 364-Day Facility Agreement, the ABR Margin ranges from 0.0% to 0.525%, the LIBOR Margin ranges from 0.925% to 1.525%, and the facility fee ranges from 0.075% to 0.225%. Under the Five-Year Facility Agreement, the ABR Margin ranges from 0.0% to 0.475%, the LIBOR Margin ranges from 0.875% to 1.475%, and the facility fee ranges from 0.125% to 0.275%.

The Agreements are guaranteed by specified subsidiaries of Best Buy Co., Inc. and contain customary affirmative and negative covenants. Among other things, these covenants restrict Best Buy Co., Inc. or its subsidiaries' ability to incur certain types or amounts of indebtedness, incur liens on certain assets, make material changes in corporate structure or the nature of its business, dispose of material assets, engage in a change in control transaction, make certain foreign investments, enter into certain restrictive agreements, or engage in certain transactions with affiliates. The Agreements also contain covenants that require us to maintain a maximum quarterly cash flow leverage ratio and a minimum quarterly interest coverage ratio. The Agreements contain customary default provisions including, but not limited to, failure to pay interest or principal when due and failure to comply with covenants. We were in compliance with all such covenants at February 2, 2013.

Europe Revolving Credit Facility

The Europe revolving credit facility is related to our Best Buy Europe operations. We have entered into an agreement to sell our 50% ownership interest in Best Buy Europe, as described in Note 4, Discontinued Operations. In July 2011, Best Buy Europe entered into a £400 million [$646 million based on the exchange rate in effect as of the end of fiscal 2013 (11-month)] unsecured revolving credit facility agreement (the “RCF”) with ING Bank N.V., London Branch, as agent, and a syndicate of banks to finance its working capital needs. The RCF expires in July 2015. Best Buy Europe had £369 million ($596 million) of borrowings under the RCF at February 2, 2013.

Interest rates under the RCF are variable, based on LIBOR plus an applicable margin based on Best Buy Europe’s fixed charges coverage ratio. The RCF includes a commitment fee of 40% of the applicable margin on unused available capacity, as well as a utilization fee ranging from 0.0% to 0.5% of the aggregate amount outstanding based on the percentage of the aggregate amount outstanding to the total RCF. The RCF also required an initial arrangement fee of 0.75%.

The RCF is guaranteed by certain subsidiaries of Best Buy Europe and does not provide for any recourse to Best Buy Co., Inc. The RCF contains customary affirmative and negative covenants. Among other things, these covenants restrict or prohibit Best Buy Europe’s ability to incur certain types or amounts of indebtedness, make material changes in the nature of its business, dispose of material assets, make guarantees, or engage in a change in control transaction. The RCF also contains covenants that require Best Buy Europe to comply with a maximum annual leverage ratio and a maximum fixed charges coverage ratio.

The RCF replaced the previous £350 million Europe receivables financing facility (the “ERF”) between a subsidiary of Best Buy Europe and a syndicate of banks, including Barclays Bank PLC acting as administrative agent. The ERF was originally scheduled to expire in July 2012. The RCF also replaced Best Buy Europe’s previous £125 million revolving credit facility (the “Old RCF”) with one of Best Buy Co., Inc.’s subsidiaries and Carphone Warehouse as lenders. The Old RCF was originally scheduled to expire in March 2013.

Canada Revolving Demand Facility

We have a $50 million revolving demand facility available to our Canada operations including an additional seasonal facility of $50 million Canadian dollars that is available from September through December of each year. There were no borrowings outstanding under the facility at February 2, 2013. There is no set expiration date for the facility. All borrowings under the facility are made available at the sole discretion of the lender and are payable on demand. Borrowings under the facility bear interest at rates specified in the credit agreement for the facility. Borrowings are secured by a guarantee of Best Buy Co., Inc.

China Revolving Demand Facilities

We have $156 million in revolving demand facilities available to our China operations, of which no borrowings were outstanding at February 2, 2013. The facilities are renewed annually with the respective banks. All borrowings under these facilities bear interest at rates specified in the related credit agreements, are made available at the sole discretion of the respective lenders and are payable on demand. Certain of these facilities are secured by a guarantee of Best Buy Co., Inc.

Long-Term Debt

Long-term debt consisted of the following ($ in millions):

	February 2, 2013	March 3, 2012
2013 Notes	$500	$500
2016 Notes	349	349
2021 Notes	648	648
Financing lease obligations, due 2014 to 2019, interest rates ranging from 3.0% to 8.1%	122	149
Capital lease obligations, due 2014 to 2036, interest rates ranging from 2.1% to 8.3%	80	81
Other debt, due 2018 to 2022, interest rates ranging from 3.8% to 6.7%	1	1
Total long-term debt	$1,700	$1,728
Less: current portion(1)	(547)	(43)
Total long-term debt, less current portion	$1,153	$1,685

(1)	Our 2013 Notes due July 15, 2013, are classified in the current portion of long-term debt as of February 2, 2013.

2013 Notes

In June 2008, we sold $500 million principal amount of notes due July 15, 2013 (the "2013 Notes"). Prior to August 6, 2012, the 2013 Notes bore interest at a fixed rate of 6.75% per year. As a result of credit downgrades on August 6, 2012 and November 21, 2012, the 2013 Notes bore interest at a fixed rate of 7.25% from July 16, 2012 to January 15, 2013, and currently bear interest at a fixed rate of 7.25%. Interest on the 2013 Notes is payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2009. The interest payable on the 2013 Notes is subject to adjustment if either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services downgrades the rating assigned to the 2013 Notes to below investment grade. Net proceeds from the sale of the 2013 Notes were $496 million, after an initial issuance discount of $1 million and other transaction costs.

We may redeem some or all of the 2013 Notes at any time, at a price equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date and an applicable make-whole amount as described in the indenture relating to the 2013 Notes. Furthermore, if a change of control triggering event occurs, we will be required to offer to purchase the remaining unredeemed Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the purchase date.

The 2013 Notes are unsecured and unsubordinated obligations and rank equally with all of our other unsecured and unsubordinated debt. The 2013 Notes contain covenants that, among other things, limit our ability and the ability of our North American subsidiaries to incur debt secured by liens, enter into sale and lease-back transactions and, in the case of such subsidiaries, incur unsecured debt.

2016 and 2021 Notes

In March 2011, we issued $350 million principal amount of notes due March 15, 2016 (the “2016 Notes”) and $650 million principal amount of notes due March 15, 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”). The 2016 Notes bear interest at a fixed rate of 3.75% per year, while the 2021 Notes bear interest at a fixed rate of 5.50% per year. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2011. The Notes were issued at a slight discount to par, which when coupled with underwriting discounts of $6 million, resulted in net proceeds from the sale of the Notes of $990 million.

We may redeem some or all of the Notes at any time at a redemption price equal to the greater of (i) 100% of the principal amount and (ii) the sum of the present values of each remaining scheduled payment of principal and interest discounted to the redemption date on a semiannual basis, plus accrued and unpaid interest on the principal amount to the redemption date as described in the indenture (including the supplemental indenture) relating to the Notes. Furthermore, if a change of control triggering event occurs, we will be required to offer to purchase the remaining unredeemed Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the purchase date.

The Notes are unsecured and unsubordinated obligations and rank equally with all of our other unsecured and unsubordinated debt. The Notes contain covenants that, among other things, limit our ability to incur debt secured by liens or to enter into sale and lease-back transactions.

Other

The fair value of long-term debt approximated $1,652 million and $1,756 million at February 2, 2013, and March 3, 2012, respectively, based primarily on the ask prices quoted from external sources, compared to carrying values of $1,700 million and $1,728 million, respectively. If our long-term debt was recorded at fair value, it would be classified as Level 1.

At February 2, 2013, the future maturities of long-term debt, including capitalized leases, consisted of the following ($ in millions):

Fiscal Year
2014	$547
2015	45
2016	35
2017	370
2018	15
Thereafter	688
Total long-term debt	$1,700